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                       SUPPLEMENT DATED AUGUST 2, 1999 TO
                       ARIEL MUTUAL FUNDS PROSPECTUS DATED
                                FEBRUARY 1, 1999

The following replaces the first paragraph of "EXCHANGING SHARES" on page 38 of the ARIEL FUND, ARIEL APPRECIATION FUND AND ARIEL PREMIER BOND FUND-INVESTOR CLASS PROSPECTUS dated February 1, 1999 and page 22 of the ARIEL PREMIER BOND FUND-INSTITUTIONAL CLASS PROSPECTUS dated February 1, 1999:

Effective September 1,1999 Ariel Mutual Funds is replacing the current three Cash Resource Trust Money Market Fund exchange options with the SSgA Money Market Fund.

SSgA Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

You may exchange the shares of any Ariel Mutual Fund you own for shares of any of the other Ariel Mutual Funds. Also, you may exchange your shares for shares of SSgA Money Market Fund. As long as you meet the required minimum for each fund, you do not have to pay for the exchange. You should read the prospectus for any new fund in which you invest.

The SSgA Money Market Fund is a portfolio of the SSgA Funds, an open-end management investment company with multiple portfolios (commonly known as a mutual fund) advised by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and not affiliated with the Ariel Mutual Funds or Ariel Distributors, Inc. Prior to making an exchange, you should carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Ariel Mutual Funds or Ariel Distributors, Inc. of an investment in SSgA Money Market Fund.

FOR MORE INFORMATION, OR TO RECEIVE AN SSGA MONEY MARKET FUND PROSPECTUS, CALL AN ARIEL REPRESENTATIVE AT 800-292-7435, OPTION 1. THE EXCHANGE PRIVILEGES WITH THE CASH RESOURCE TRUST FUNDS WILL TERMINATE ON AUGUST 31, 1999.

INVESTMENTS IN THE SSGA MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSGA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.